                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 26, 2000
                       -----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
--------------------------------------------------------------------------------

         (as depositor under a certain Pooling and Servicing Agreement dated as of October 31, 2000, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2000-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                     333-81237                 52-2029487
------------------------       ---------------------     -----------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160
                                                      --------------

Item 5.  Other Events

         Attached hereto as Annex A is a copy of the Statement to Certificateholders provided to Class A Certificateholders with respect to the December 26, 2000 Distribution Date.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The quarterly financial statements for the period ended September 30, 2000 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on November 13, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 EQUITY ONE ABS, INC.



                                 By: /s/ James H. Jenkins
                                     -----------------------------------------
                                     James H. Jenkins, Chief Financial Officer


Dated:  January 2, 2000

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2000-1

                         Statement to Certificateholders

                                December 26, 2000
--------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
                                           DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
                 ORIGINAL                  BEGINNING
                   FACE                    PRINCIPAL
 CLASS             VALUE                   BALANCE               PRINCIPAL            INTEREST               TOTAL
-----------------------------------------------------------------------------------------------------------------------
A1              63,000,000.00           63,000,000.00          2,521,551.85           390,075.00          2,911,626.85
A2              25,000,000.00           25,000,000.00                  0.00           152,604.17            152,604.17
A3              38,000,000.00           38,000,000.00                  0.00           239,083.33            239,083.33
A4              27,000,000.00           27,000,000.00                  0.00           174,825.00            174,825.00
A5              18,000,000.00           18,000,000.00                  0.00           120,225.00            120,225.00
A6              19,000,000.00           19,000,000.00                  0.00           120,333.33            120,333.33
R                        0.00                    0.00                  0.00                 0.00                  0.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS         190,000,000.00          190,000,000.00          2,521,551.85         1,197,145.83          3,718,697.68
-----------------------------------------------------------------------------------------------------------------------
X              190,000,000.00          190,558,599.82                  0.00                25.73                 25.73
-----------------------------------------------------------------------------------------------------------------------


                                              ENDING
              REALIZED         DEFERRED      PRINCIPAL
 CLASS         LOSSES          INTEREST       BALANCE
 -----        --------         --------      ---------
A1               0.00            0.00       60,478,448.15
A2               0.00            0.00       25,000,000.00
A3               0.00            0.00       38,000,000.00
A4               0.00            0.00       27,000,000.00
A5               0.00            0.00       18,000,000.00
A6               0.00            0.00       19,000,000.00
R                0.00            0.00                0.00
---------------------------------------------------------
TOTALS           0.00            0.00      187,478,448.15
---------------------------------------------------------
X                0.00            0.00      188,364,732.95
---------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                   FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
--------------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING                                                                ENDING
 CLASS            CUSIP                   PRINCIPAL             PRINCIPAL      INTEREST           TOTAL           PRINCIPAL
 -----          ---------                 ---------             ---------      --------           -----           ---------
A1              294751AJ1              1,000.00000000          40.02463254    6.19166667        46.21629921        959.97536746
A2              294751AK8              1,000.00000000           0.00000000    6.10416680         6.10416680      1,000.00000000
A3              294751AL6              1,000.00000000           0.00000000    6.29166658         6.29166658      1,000.00000000
A4              294751AM4              1,000.00000000           0.00000000    6.47500000         6.47500000      1,000.00000000
A5              294751AN2              1,000.00000000           0.00000000    6.67916667         6.67916667      1,000.00000000
A6              294751AP7              1,000.00000000           0.00000000    6.33333316         6.33333316      1,000.00000000
---------------------------------------------------------------------------------------------------------------------------------
TOTALS                                 1,000.00000000          13.27132553    6.30076753        19.57209305        986.72867447
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
X                                      1,002.93999905           0.00000000    0.00013542         0.00013542        991.39333132
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------
                      PASS-THROUGH RATES
-------------------------------------------------
                                       CURRENT
                                      PASS THRU
 CLASS                                   RATE
 -----                                ---------
A1                                     7.430000 %
A2                                     7.325000 %
A3                                     7.550000 %
A4                                     7.770000 %
A5                                     8.015000 %
A6                                     7.600000 %
-------------------------------------------------

-------------------------------------------------
X                                      0.000000 %
-------------------------------------------------


--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:

                               Robert Wainwright
             The Chase Manhattan Bank - Structured Finance Services
                         450 W. 33rd Street, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
--------------------------------------------------------------------------------


[LOGO]                            (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2000-1

                               December 26, 2000
--------------------------------------------------------------------------------


Sec. 4.03(i)             Funds Allocable to Certificate Principal

                                  Scheduled Principal                                 134,766.14
                                  Curtailments                                         26,379.63
                                  Prepayments                                       2,032,721.10
                                  Available Distributable Excess Spread               327,684.98
                                  Liquidation Proceeds                                      0.00

Sec. 4.03(ii)            Interest Distribution Amounts

                                  Interest Distribution - A1                          390,075.00
                                  Unpaid Interest - A1                                      0.00
                                  Remaining Unpaid Interest - A1                            0.00

                                  Interest Distribution - A2                          152,604.17
                                  Unpaid Interest - A2                                      0.00
                                  Remaining Unpaid Interest - A2                            0.00

                                  Interest Distribution - A3                          239,083.33
                                  Unpaid Interest - A3                                      0.00
                                  Remaining Unpaid Interest - A3                            0.00

                                  Interest Distribution - A4                          174,825.00
                                  Unpaid Interest - A4                                      0.00
                                  Remaining Unpaid Interest - A4                            0.00

                                  Interest Distribution - A5                          120,225.00
                                  Unpaid Interest - A5                                      0.00
                                  Remaining Unpaid Interest - A5                            0.00

                                  Interest Distribution - A6                          120,333.33
                                  Unpaid Interest - A6                                      0.00
                                  Remaining Unpaid Interest - A6                            0.00

Sec. 4.03(iii)           Available Funds Shortfall                                          0.00

Sec. 4.03(v)             Ending Pool Balance                                      188,364,732.00

Sec. 4.03(vi)            Servicing Fee                                                 80,229.54

Sec. 4.03(viii)          Advances Included in Current Distribution                    462,681.67

                         Aggregate Amount of Advances Outstanding                     462,681.67



[LOGO]                            (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2000-1

                               December 26, 2000
--------------------------------------------------------------------------------

Sec. 4.03(ix)            Loans Delinquent

                         -----------------------------------------------------------------------
                                                     Group Totals
                         -----------------------------------------------------------------------
                             Period           Number         Principal Balance      Percentage
                         -----------------------------------------------------------------------
                            0-30 days           352            29,282,503.25          15.55%
                         -----------------------------------------------------------------------
                           31-60 days            50             3,779,390.01           2.01%
                         -----------------------------------------------------------------------
                           61-90 days             8               747,280.05           0.40%
                         -----------------------------------------------------------------------
                             91+ days             0                     0.00           0.00%
                         -----------------------------------------------------------------------
                              Total             410            33,809,173.31          17.96%
                         -----------------------------------------------------------------------

Sec. 4.03(ix)            Loans in Foreclosures

                                       ----------------------------------------------
                                                       Group Totals
                                       ----------------------------------------------
                                         Number    Principal Balance    Percentage
                                       ----------------------------------------------
                                           0              0.00             0.00%
                                       ----------------------------------------------

Sec. 4.03(xi)            Loans in REO

                                       ----------------------------------------------
                                                       Group Totals
                                       ----------------------------------------------
                                         Number    Principal Balance    Percentage
                                       ----------------------------------------------
                                           0              0.00             0.00%
                                       ----------------------------------------------

Sec. 4.03(xii)           Aggregate Stated Principal Balance of the three largest loans.              1,452,451.99

Sec. 4.03(xiii)          Net WAC Cap Carryover Amounts Due Class A5                                          0.00
                         Net WAC Cap Carryover Amounts Paid to Class A5                                      0.00

Sec. 4.03(xiv)           Aggregate Principal Balance of Balloon Loans w/Original Terms
                             (less than or equal to)36 months 60+ Delinquent                         1,393,509.40

Sec. 4.03(xv)            Loan Losses                                                                         0.00

                         Cumulative Loan Losses                                                              0.00


[LOGO]                            (C)COPYRIGHT 2000, CHASE MANHATTAN CORPORATION